UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 27, 2009 (February 25, 2009)
Date of Report (date of earliest event reported)
COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On February 25, 2009, the Board of Directors of Community Health Systems, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”), met and approved certain compensation arrangements for the Company’s Named Executive Officers. The Company’s Named Executive Officers are each employees of the Company’s wholly-owned subsidiary, Community Health Systems Professional Services Corporation, and receive no compensation for their services as an officer of the Company. One of our Named Executive Officers departed during calendar year 2008. We have included an additional executive officer, Thomas D. Miller, in this report; Mr. T. Miller is expected to be included as a Named Executive Officer in our definitive proxy statement for our 2009 annual meeting of stockholders. The following arrangements were approved:
Incentive Compensation Payments for 2008 under the 2004 Employee Performance Incentive Plan
The following payments in respect of fiscal year 2008 incentive compensation targets, under the Company’s 2004 Employee Performance Incentive Plan (the “Cash Incentive Plan”) were approved, the Named Executive Officers having been found to have met the levels of their performance goals indicated below:

Name and Position	Percentage of Total	2008 Incentive
	Target Opportunity	Compensation Payment
	Attained
Wayne T. Smith, Chairman, President and Chief Executive Officer	95.4% of target	$1,855,440
W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	95.6% of target	$825,352
William S. Hussey, Division President, Division Operations	96.8% of target	$435,600
Michael T. Portacci, Division President, Division Operations	69.1% of target	$310,950
Thomas D. Miller, Division President, Division Operations	104.8% of target	$471,600

Extraordinary Bonus Payments for 2008
The Compensation Committee determined that in light of the global economic conditions, the Named Executive Officers’ performance in the past year had been extraordinary under the circumstances. Notwithstanding the global economic upheaval, the Named Executive Officers kept the Company’s performance in line with its expectations and consequently the Compensation Committee decided to award the Named Executive Officers an extraordinary bonus to recognize their accomplishment and to further incentivize the Named Executive Officers to effectively guide the Company through difficult economic times. The extraordinary bonus was based on a percentage of the Named Executive Officers’ base salary in the amounts indicated below:

Name and Position	Percentage of Salary	Extraordinary Bonus
		Payment
Wayne T. Smith, Chairman, President and Chief Executive Officer	20%	$216,000
W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	20%	$132,800
William S. Hussey, Division President, Division Operations	10%	$45,000
Michael T. Portacci, Division President, Division Operations	3%	$15,000
Thomas D. Miller, Division President, Division Operations	10%	$45,000

2009 Modifications to the Incentive Compensation Targets
The Compensation Committee has also established performance goals for each of the Named Executive Officers for fiscal year 2009 under the Cash Incentive Plan and modified the opportunities to attain the 2009 cash incentive bonuses. For fiscal year 2009, the incentive compensation plans adopted under the Cash Incentive Plan were accordingly modified in three ways:
•	the total maximum incentive bonus attainable was increased as follows (expressed as a percentage of base salary):

Position	2008 Plan Maximum	2009 Plan Maximum
CEO	200%	300%
CFO	150%	200%
Division Presidents	110%	150%

•	of the total maximum bonus attainable, the incentive compensation to be awarded for the attainment of financial objective targets was increased to 265%, 165%, and 130% for the CEO, CFO and each Division President, respectively, representing increases of 85%, 35%, and 30%, respectively (in each case expressed as a percentage of base salary); and

•	of the total maximum bonus attainable, the incentive compensation to be awarded for the attainment of non-financial performance improvements has been set at 25%, 25% and 10% for the CEO, CFO and each Division President, respectively (in each case expressed as a percentage of base salary), which will be reduced if the performance improvements are not attained. Any such reduction will be determined in the discretion of the Compensation Committee. The 2009 non-financial performance criteria shall include such items as: meeting physician recruitment targets; maintaining expenditures within the established capital budget; maintaining/improving the 2008 overall clinical compliance; and exceeding the industry average performance in volume, revenue and earnings growth.
The remaining component of the incentive compensation plan formula, up to 10% of base salary for overachievement of financial targets, represents a decrease for the CEO and CFO (from 20%), and remains unchanged for the Division Presidents.
2009 Base Salaries
The following base salary amounts for the Company’s Named Executive Officers were approved on February 25, 2009, to be effective retroactive to January 1, 2009. None of our executive officers has a written employment agreement.

Name and Position	2009 Base Salary
Wayne T. Smith, Chairman, President and Chief Executive Officer	$1,300,000
W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	$700,000
William S. Hussey, Division President, Division Operations	$550,000
Michael T. Portacci, Division President, Group Operations	$500,000
Thomas D. Miller, Division President, Division Operations	$550,000

Option Grants and Restricted Stock Awards
Pursuant to the Company’s Amended and Restated 2000 Stock Option and Award Plan, the Compensation Committee approved the following equity grants to its Named Executive Officers:

Name and Position	Non-Qualified	Performance-Based
	Stock Options	Restricted Shares
Wayne T. Smith, Chairman, President and Chief Executive Officer	50,000	250,000
W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	20,000	100,000
William S. Hussey, Division President, Division Operations	10,000	50,000
Michael T. Portacci, Division President, Group Operations	10,000	40,000
Thomas D. Miller, Division President, Division Operations	10,000	50,000
All other executive officers as a group (100,000 of the restricted shares awarded were performance-based, the balance, 65,000 shares, were granted with 3-year time vesting restrictions only)	32,500	165,000

The grants of nonqualified stock options will vest in equal one-third (1/3) increments on the first three anniversaries of the grant date. The performance-based restricted stock awards have both performance and time vesting components. Generally, the performance objective that must be met is the Company’s attainment for calendar year 2009 of either (i) seventy-five percent (75%) or more of the low end of the range of projected earnings per share from continuing operations, or (ii) ninety percent (90%) or more of the low end of the range of net operating revenues, each as stated in the Company’s earnings release filed with the Securities and Exchange Commission on Form 8-K on February 19, 2009. Once the performance objective has been attained, restrictions will lapse in equal one-third (1/3) increments on each of the first three anniversaries of the award date. If the performance objective is not attained, the awards will be forfeited in their entirety. Notwithstanding the performance objectives and the vesting requirements described above, the restrictions will lapse earlier in the event of the death or disability of the grantee, or in the event of a change in control of the Company. In the event of a grantee’s termination of employment without cause, the award will not be terminated; rather when it is determined that the performance objective has been met (or if it has already been met), the award will accelerate in its entirety on such date. The form of performance-based restricted stock award agreement has been modified in accordance with the immediately preceding sentence (but is otherwise substantially the same as award agreements used for the awards made on February 27, 2008). The form of restricted stock award agreement used for awards made to executive (and other) officers other than the named executive officers and the other Division Presidents has also been modified to provide that in the event of a termination of employment without cause, the restrictions on the entire award will lapse on the later of the first anniversary of the date of grant or the date of termination. The revised forms of award agreements described in this paragraph will be filed with the Securities and Exchange Commission as exhibits to the Company’s Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2009	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Wayne T. Smith

Wayne T. Smith Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash

W. Larry Cash Executive Vice President, Chief Financial Officer and Director (principal financial officer)